UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 3, 2006

HSI Asset Securitization Corporation Trust 2006-HE1
(Issuing Entity)

HSI Asset Securitization Corporation
(Exact Name of Depositor as Specified in its Charter)

HSBC Bank USA, National Association
(Exact Name of Sponsor as Specified in its Charter)

HSI Asset Securitization Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-131607	20-2592898
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue New York, New York (Address of Principal Executive Offices)	10018 (Zip Code)

Registrant’s telephone number, including area code: (212) 525-8119

                                                  No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered issuances of its HSI Asset Securitization Corporation Trust 2006-HE1 Mortgage Pass-Through Certificates, Series 2006-HE1, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-131607) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,247,077,000 aggregate principal amount of Class I-A, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates of its HSI Asset Securitization Corporation Trust 2006-HE1 Mortgage Pass-Through Certificates, Series 2006-HE1 on November 3, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 3, 2006, as supplemented by the Prospectus Supplement dated November 1, 2006 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling Agreement”), attached hereto as Exhibit 4.1, dated as of October 1, 2006, among HSI Asset Securitization Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, Securities Administrator and Custodian, Clayton Fixed Income Services Inc., as Credit Risk Manager, and Deutsche Bank National Trust Company, as Trustee. The Certificates consist of the following classes: Class I-A, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class X, Class P and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of one pool consisting of two groups of adjustable and fixed rate, interest-only, fully amortizing and balloon mortgage loans secured by first or second lien mortgages or deeds of trust on residential real properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,273,176,938 as of October 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Pooling and Servicing Agreement dated as of October 1, 2006, among HSI Asset Securitization Corporation, as Depositor, Wells Fargo Bank, N.A., Master Servicer, Securities Administrator and Custodian, Clayton Fixed Income Services Inc., as Credit Risk Manager, and Deutsche Bank National Trust Company, as Trustee.

99.1	Mortgage Loan Purchase Agreement dated as of October 1, 2006, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.

99.2
Reconstituted Servicing Agreement, dated as of October 1, 2006, by and among HSBC Bank USA, National Association, HSI Asset Securitization Corporation and Wells Fargo Bank, N.A., as Servicer, and acknowledged by Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee, regarding the Servicing Agreement, dated as of June 30, 2006, by and between HSBC Bank USA, National Association and Wells Fargo Bank, N.A.

99.3
Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among HSBC Bank (USA), National Association, HSI Asset Securitization Corporation, Countrywide Home Loans, Inc., and acknowledged by Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee, regarding (i) the Servicing Agreement as amended by Amendment Reg AB and (ii) the Master Mortgage Loan Purchase Agreement, each dated as of August 30, 2006, each between HSBC Bank USA, National Association, and Countrywide Home Loans, Inc..

99.4
Confirmation relating to Interest Rate Swap Agreement between Wachovia Bank, National Association and the Supplemental Interest Trust of HSI Asset Securitization Corporation Trust 2006-HE1, dated as of November 3, 2006.

99.5
Confirmation relating to Interest Rate Cap Agreement between Wachovia Bank, National Association and the Supplemental Interest Trust of HSI Asset Securitization Corporation Trust 2006-HE1, dated as of November 3, 2006.

99.6	Mortgage Loan Statistical Information as of the October 1, 2006 cut off date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSI ASSET SECURITIZATION CORPORATION

By: /s/ Andrea Lenox
Name: Andrea Lenox
Title: Vice President

Dated: November 3, 2006

EXHIBIT INDEX

Exhibit No.	Description

4.1
Pooling and Servicing Agreement dated as of October 1, 2006, among HSI Asset Securitization Corporation, as Depositor, Wells Fargo Bank, N.A., Master Servicer, Securities Administrator and Custodian, Clayton Fixed Income Services Inc., as Credit Risk Manager, and Deutsche Bank National Trust Company, as Trustee.

99.1	Mortgage Loan Purchase Agreement dated as of October 1, 2006, between HSI Asset Securitization Corporation, as Depositor, and HSBC Bank USA, National Association, as Seller.

99.2
Reconstituted Servicing Agreement, dated as of October 1, 2006, by and among HSBC Bank USA, National Association, HSI Asset Securitization Corporation and Wells Fargo Bank, N.A., as Servicer, and acknowledged by Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee, regarding the Servicing Agreement, dated as of June 30, 2006, by and between HSBC Bank USA, National Association and Wells Fargo Bank, N.A.

99.3
Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among HSBC Bank (USA), National Association, HSI Asset Securitization Corporation, Countrywide Home Loans, Inc., and acknowledged by Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and Deutsche Bank National Trust Company, as Trustee, regarding (i) the Servicing Agreement as amended by Amendment Reg AB and (ii) the Master Mortgage Loan Purchase Agreement, each dated as of August 30, 2006, each between HSBC Bank USA, National Association, and Countrywide Home Loans, Inc..

99.4
Confirmation relating to Interest Rate Swap Agreement between Wachovia Bank, National Association and the Supplemental Interest Trust of HSI Asset Securitization Corporation Trust 2006-HE1, dated as of November 3, 2006.

99.5
Confirmation relating to Interest Rate Cap Agreement between Wachovia Bank, National Associatio and the Supplemental Interest Trust of HSI Asset Securitization Corporation Trust 2006-HE1, dated as of November 3, 2006.

99.6	Mortgage Loan Statistical Information as of the October 1, 2006 cut off date.